"We know we have to be aggressive for the long term to achieve the high growth we need."


[OPPENHEIMERFUNDS LOGO]

This Fund is for people who want the kind of SUBSTANTIAL GROWTH available only through fast-growing small companies.

HOW YOUR FUND IS MANAGED

Oppenheimer Quest Small Cap Value Fund seeks capital appreciation by investing in stocks of small-cap companies that are believed to be priced below their true worth. By identifying and investing in small company stocks believed to be priced below their actual worth, the Fund seeks to capitalize on the attractive growth potential of these stocks. This value philosophy offers the potential for significant long-term growth.

PERFORMANCE

Total returns for the 12 months ended 9/30/96 for Class A, B and C shares were 12.62%, 12.06% and 12.04%, respectively, without deducting sales charges.(1)

      Your Fund's average annual total returns for Class A shares for the 1- and 5-year periods ended 9/30/96 and since inception on 1/3/89 were 6.15%, 12.02% and 12.03%, respectively.

For Class B shares, average annual total returns for the 1-year period ended 9/30/96 and since inception on 9/1/93 were 7.06% and 8.04%, respectively. For Class C shares, average annual total returns for the 1-year period ended 9/30/96 and since inception on 9/1/93 were 11.04% and 8.58%, respectively.(2)

OUTLOOK

"Our outlook for the Fund remains strong. We've built a solid portfolio of small-cap stocks based on meticulous research of companies that we believe have superior returns on capital at reasonable valuations."

                                           Louis Goldstein and Timothy McCormack
                                                              Portfolio Managers
                                                                October 31, 1996

Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. The Fund's Sub-Adviser is OpCap Advisors (formerly Quest for Value Advisors, the Fund's adviser until 11/22/95).

(1). Includes change in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.
(2). Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 1/3/89. The Fund's maximum sales charge rate for Class A shares was lower prior to 11/22/95, so actual results would have been greater. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns include the 1% contingent deferred sales charge for the 1-year result. An explanation of the different total returns is in the Fund's prospectus. Class B and C shares are subject to an annual .75% asset-based sales charge and Class A shares are subject to an annual .25% asset-based sales charge.


2  Oppenheimer Quest Small Cap Value Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer Quest
Small Cap Value Fund


Dear Shareholder,


Following a summer of uncertainty surrounding the economy and the stock market, the arrival of fall brought renewed vigor to both. Most notable, the Dow Jones Industrial Average broke out of its fluctuating pattern and burst through the once-unimaginable 6,000 mark, sending many stock prices to all-time highs. But as the Dow began accelerating faster than the economy, a debate erupted about how long this bull run could last.

      Looking back, the autumn rally was clearly a result of three main factors: solid corporate profits, low inflation and stabilized interest rates, all of which attracted investors to Wall Street. And though the stock market is currently highly valued, there continue to be a number of positive economic influences that may extend the market's uphill run.

      We consider the leading catalyst to be the robust returns from corporate America, where a strong economy boosted third-quarter earnings. To date, we're still witnessing a cycle of events that could maintain the appeal of these companies to investors. For example, corporate streamlining efforts, such as spinoffs of non-core businesses, and consolidation within industries are helping to increase the cash flow of many firms. In return, additional cash flows enable these companies to add shareholder value by initiating stock repurchasing programs. As corporations buy back record amounts of their own stocks, they are reducing the supply and thereby raising the book value of their outstanding shares, a move which further contributes to higher stock prices.

      Additionally, the demand for stocks remains strong, largely because, as many experts believe, investors are taking more responsibility for their retirement investments. Indeed, as the country's baby boomers near retirement, they are becoming increasingly aware of the need to secure their own financial future, because they expect less and less from standard company pensions or Social Security. As a result, equity mutual funds have become the fastest growing means by which these investors are seeking to achieve their long-term goals.

      While these signs appear favorable for many well-managed companies, stock valuations remain at historically high levels, causing us to become more cautious about the market overall. We do not, however, expect to see a significant market decline. In fact, we are confident that as long as corporate earnings stay healthy, there will continue to be numerous investment opportunities available to fill the demand for stocks. Nevertheless, it is becoming more difficult to uncover true values and justify higher prices. Therefore, we believe the correct approach to take at this point is to carefully evaluate companies based on individual merits, such as strong management, fundamental business policies and long-term prospects for the future.

      Your portfolio manager discusses the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.

/s/ BRIDGET A. MACASKILL

November 21, 1996



3  Oppenheimer Quest Small Cap Value Fund

LOUIS GOLDSTEIN
TIMOTHY MCCORMACK
Portfolio Managers

Q + A

An interview with your Fund's managers.


HOW HAS THE FUND PERFORMED OVER THE PAST YEAR?

While the small-cap market has had its share of ups and downs over the past year, we were pleased with the Fund's performance during this time. Oppenheimer Quest Small Cap Value Fund's total return at net asset value was 12.62% for the 12 months ended September 30, 1996,1 compared with 11.60% for its benchmark, the Russell 2000 Small Stock Index.(2)

WHAT CHARACTERISTICS DO YOU LOOK FOR WHEN EVALUATING STOCKS?

Using our long-held, bottom-up investment philosophy that emphasizes intensive research, we look for strong individual companies that are currently undervalued in the market. Specifically, we look for businesses led by management teams focused on maximizing shareholder value. In addition, these companies should have a history of above-average investment returns and display the ability to generate substantial cash flows.

WHAT INVESTMENTS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

A telecommunications company performed very well over the period, responding to the growth of the market. We purchased these shares when they were undervalued, and since then, the company has benefited from the interest surrounding the Internet. As more people began "surfing the net," it became apparent to the telecommunications industry that better systems were needed to handle the growing demand.

      Another profitable investment during the past six months was a top producer of sheets and towels. Over the last few years, the company utilized much of its capital to improve its operations. As a result, it now leads the industry in market share, as well as operating earnings margin.(3)

DID ANY INVESTMENTS OR MARKET FACTORS HURT THE FUND OVER THE PERIOD?

Two of our larger positions, which were in the healthcare industry, failed to meet our expectations this year, after positive returns in 1995. However, although the performance of these stocks seems to reflect the lower returns of small-cap stocks in the healthcare industry overall, we still view them as attractive investments. These two companies are undergoing positive transitions by restructuring their businesses and streamlining their operations. So, while the stock prices of these two firms do not reflect their full potential, we expect that they will in the future.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Our outlook for the Fund remains strong. We've built a solid portfolio of small-cap stocks based on meticulous research of companies that we believe have superior returns on capital at reasonable valuations. Therefore, we remain confident that this approach will ensure good long-term performance, despite near-term market fluctuations.



1. Includes change in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.
2. The Fund's investments are not limited to securities in the Russell 2000, which cannot be purchased directly by investors. The Russell 2000 Index is a capitalization-weighted index of 2,000 U.S. issuers whose common stocks are traded on the New York and American Stock Exchanges and NASDAQ.
3. The Fund's portfolio is subject to change.



4  Oppenheimer Quest Small Cap Value Fund

FINANCIALS

CONTENTS

Statement of Investments                                   6
Statement of Assets & Liabilities                          9
Statement of Operations                                   10
Statements of Changes in Net Assets                       11
Financial Highlights                                      12
Notes to Financial Statements                             14
Report of Independent Accountants                         17
Federal Income Tax Information                            18

5  Oppenheimer Quest Small Cap Value Fund

                 STATEMENT OF INVESTMENTS   October 31, 1996

                                                                                                          FACE          MARKET VALUE
                                                                                                          AMOUNT        SEE NOTE 1
====================================================================================================================================
SHORT-TERM NOTES--10.3%
------------------------------------------------------------------------------------------------------------------------------------
                                  Household Finance Corp., 5.25%, 11/26/96(1)                             $10,668,000   $10,629,106
                                  --------------------------------------------------------------------------------------------------
                                  Prudential Funding Corp., 5.25%, 12/4/96(1)                               4,509,000     4,487,301
                                                                                                                         ----------
                                  Total Short-Term Notes (Cost $15,116,407)                                              15,116,407

====================================================================================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--0.0%
------------------------------------------------------------------------------------------------------------------------------------
                                  Collins Industries, Inc., 8.75% Nts., 1/11/00 (Cost $62,950)                 62,950        57,636

====================================================================================================================================
CONVERTIBLE CORPORATE BONDS AND NOTES--1.0%
------------------------------------------------------------------------------------------------------------------------------------
                                  Security Capital Realty, Inc., 12% Cv. Sub. Debs., 6/30/14(2)             1,363,500     1,410,948
                                  --------------------------------------------------------------------------------------------------
                                  Security Capital Realty, Inc., 12% Cv. Sub. Debs. Interest Shares,
                                  6/30/14(2)                                                                   78,585        78,585
                                                                                                                          ---------
                                  Total Convertible Corporate Bonds and Notes (Cost $1,372,940)                           1,489,533
                                                                                                               SHARES
====================================================================================================================================
COMMON STOCKS--91.1%
------------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--3.2%
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.1%                   McWhorter Technologies, Inc.(3)                                              84,200     1,620,850
------------------------------------------------------------------------------------------------------------------------------------
PAPER--2.1%                       Shorewood Packaging Corp.(3)                                                162,000     3,057,750
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--11.9%
------------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--8.1%             Borg-Warner Automotive, Inc.                                                 55,100     2,114,462
                                  --------------------------------------------------------------------------------------------------
                                  Cousins Properties, Inc.                                                    101,800     2,328,675
                                  --------------------------------------------------------------------------------------------------
                                  Security Capital Industrial Trust                                           150,600     2,729,625
                                  --------------------------------------------------------------------------------------------------
                                  Security Capital Pacific Trust                                              120,363     2,708,167
                                  --------------------------------------------------------------------------------------------------
                                  Security Capital Realty, Inc.(2)(3)                                           1,800     1,948,320
                                                                                                                        ------------
                                                                                                                         11,829,249

------------------------------------------------------------------------------------------------------------------------------------
MEDIA--1.2%                       Katz Media Group, Inc.(3)                                                   210,400     1,762,100
------------------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--1.8%             WestPoint Stevens, Inc.(3)                                                  100,000     2,662,500
------------------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--0.8%           Nu-Kote Holding, Inc., Cl. A(3)                                             120,200     1,141,900
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--11.4%
------------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--6.7%            Dentsply International, Inc.                                                 51,900     2,186,287
                                  --------------------------------------------------------------------------------------------------
                                  SpaceLabs Medical, Inc.(3)                                                  320,000     6,480,000
                                  --------------------------------------------------------------------------------------------------
                                  Sylvan, Inc.(3)                                                              84,700     1,090,512
                                                                                                                        -----------
                                                                                                                          9,756,799

------------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES &             Magellan Health Services, Inc.(3)                                           355,300     6,528,637
SERVICES--4.7%                    --------------------------------------------------------------------------------------------------
                                  Vital Signs, Inc.                                                            14,200       301,750
                                                                                                                        -----------
                                                                                                                          6,830,387


6  Oppenheimer Quest Small Cap Value Fund

                                                                                                                MARKET VALUE
                                                                                                       SHARES   SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
ENERGY--6.3%
----------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES &                 Petroleum Heat & Power Co., Inc., Cl. A                              165,000   $ 1,216,875
PRODUCERS--2.3%                   ------------------------------------------------------------------------------------------
                                  St. Mary Land & Exploration Co.                                      105,500     2,136,375
                                                                                                                 -----------
                                                                                                                   3,353,250
----------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--4.0%              Belden & Blake Corp.(3)                                               49,000     1,298,500
                                  ------------------------------------------------------------------------------------------
                                  Nuevo Energy Co.(3)                                                   31,800     1,586,025
                                  ------------------------------------------------------------------------------------------
                                  Seagull Energy Corp.(3)                                               58,000     1,254,250
                                  ------------------------------------------------------------------------------------------
                                  Triton Energy Corp.(3)                                                37,400     1,668,975
                                                                                                                 -----------
                                                                                                                   5,807,750

----------------------------------------------------------------------------------------------------------------------------
FINANCIAL--14.0%
----------------------------------------------------------------------------------------------------------------------------
BANKS--0.6%                       First Financial Caribbean Corp.                                       36,000       927,000
----------------------------------------------------------------------------------------------------------------------------
INSURANCE--13.4%                  ACE Ltd.                                                              68,000     3,723,000
                                  ------------------------------------------------------------------------------------------
                                  Berkley (W.R.) Corp.                                                  39,200     2,038,400
                                  ------------------------------------------------------------------------------------------
                                  Delphi Financial Group, Inc., Cl. A                                  113,640     3,181,920
                                  ------------------------------------------------------------------------------------------
                                  E.W. Blanch Holdings, Inc.                                           149,400     3,081,375
                                  ------------------------------------------------------------------------------------------
                                  Everest Reinsurance Holdings, Inc.                                    44,000     1,122,000
                                  ------------------------------------------------------------------------------------------
                                  Horace Mann Educators Corp.                                           95,000     3,253,750
                                  ------------------------------------------------------------------------------------------
                                  Protective Life Corp.                                                 43,500     1,500,750
                                  ------------------------------------------------------------------------------------------
                                  United Wisconsin Services, Inc.                                       69,900     1,808,662
                                                                                                                 -----------
                                                                                                                  19,709,857

----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--20.6%
----------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--4.3%        AVX Corp.                                                             41,400       765,900
                                  ------------------------------------------------------------------------------------------
                                  Oak Industries, Inc.(3)                                              219,300     5,564,738
                                                                                                                  ----------
                                                                                                                   6,330,638

----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--3.2%        Dal-Tile International, Inc.(3)                                      144,000     2,520,000
                                  ------------------------------------------------------------------------------------------
                                  Interpool, Inc.                                                      101,700     2,211,975
                                                                                                                  ----------
                                                                                                                   4,731,975

----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--3.2%         Briggs & Stratton Corp.                                               45,000     1,800,000
                                  ------------------------------------------------------------------------------------------
                                  International Imaging Materials, Inc.(3)                              87,600     2,080,500
                                  ------------------------------------------------------------------------------------------
                                  McGrath Rentcorp                                                      36,300       862,125
                                                                                                                 -----------
                                                                                                                   4,742,625

----------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--9.9%               Baldwin Technology Co., Inc., Cl. A(3)                               510,500     1,531,500
                                  ------------------------------------------------------------------------------------------
                                  Carlisle Cos., Inc.                                                   43,300     2,462,688
                                  ------------------------------------------------------------------------------------------
                                  Crane Co.                                                             62,800     2,920,200
                                  ------------------------------------------------------------------------------------------
                                  EASCO, Inc.                                                            5,000        30,000
                                  ------------------------------------------------------------------------------------------
                                  Greenfield Industries, Inc.                                           42,200     1,118,300
                                  ------------------------------------------------------------------------------------------
                                  Harmon Industries, Inc.                                               50,400       856,800
                                  ------------------------------------------------------------------------------------------
                                  United Dominion Industries Ltd.                                      269,600     5,560,500
                                                                                                                 -----------
                                                                                                                  14,479,988

7  Oppenheimer Quest Small Cap Value Fund

                                                                                                               MARKET VALUE
                                                                                             SHARES            SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--22.7%
---------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--1.3%           Tracor, Inc.(3)                                             87,000           $  1,979,250
---------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--2.5%           Exabyte Corp.(3)                                           164,000              2,173,000
                                  -----------------------------------------------------------------------------------------
                                  Wang Laboratories, Inc.(3)                                  65,000              1,519,375
                                                                                                               ------------
                                                                                                                  3,692,375

---------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--3.6%           BancTec, Inc.(3)                                           258,900              5,275,088
---------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--14.1%                Arrow Electronics, Inc.(3)                                  70,100              3,338,513
                                  -----------------------------------------------------------------------------------------
                                  Channell Commercial Corp.(3)                                32,000                374,000
                                  -----------------------------------------------------------------------------------------
                                  EG&G, Inc.                                                 381,200              6,718,650
                                  -----------------------------------------------------------------------------------------
                                  Exar Corp.(3)                                              261,500              3,595,625
                                  -----------------------------------------------------------------------------------------
                                  Marshall Industries(3)                                     177,300              5,341,163
                                  -----------------------------------------------------------------------------------------
                                  Unitrode Corp.(3)                                           56,200              1,348,800
                                                                                                               ------------
                                                                                                                 20,716,751

---------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-               ECI Telecommunications Ltd.                                 89,000              1,780,000
TECHNOLOGY--1.2%
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--1.0%
---------------------------------------------------------------------------------------------------------------------------
                                  Aquila Gas Pipeline Corp.                                   96,600              1,400,700
                                                                                                               ------------
                                  Total Common Stocks (Cost $120,275,475)                                       133,588,782

---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $136,827,772)                                                102.4%           150,252,358
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                           (2.4)            (3,559,147)
                                                                                            --------           ------------
NET ASSETS                                                                                     100.0%          $146,693,211
                                                                                            ========           ============

       1. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.
       2. Identifies issues considered to be illiquid--See Note 5 of Notes to Financial Statements.
       3. Non-income producing security. See accompanying Notes to Financial Statements.

8  Oppenheimer Quest Small Cap Value Fund

                          STATEMENT OF ASSETS AND LIABILITIES  OCTOBER 31, 1996


=========================================================================================================================
ASSETS                    Investments, at value (cost $136,827,772)--see accompanying statement              $150,252,358
                          -----------------------------------------------------------------------------------------------
                          Receivables:
                          Shares of beneficial interest sold                                                    1,029,023
                          Investments sold                                                                        838,142
                          Interest and dividends                                                                  155,909
                          -----------------------------------------------------------------------------------------------
                          Other                                                                                     9,200
                                                                                                             ------------
                          Total assets                                                                        152,284,632

=========================================================================================================================
LIABILITIES               Bank overdraft                                                                          164,639
                          -----------------------------------------------------------------------------------------------
                          Payables and other liabilities:
                          Investments purchased                                                                 4,134,293
                          Shares of beneficial interest redeemed                                                1,147,923
                          Distribution and service plan fees                                                       31,510
                          Transfer agent and accounting service fees                                               10,077
                          Trustees' fees                                                                            3,276
                          Other                                                                                    99,703
                                                                                                             ------------
                          Total liabilities                                                                     5,591,421

=========================================================================================================================
NET ASSETS                                                                                                   $146,693,211
                                                                                                             ============

=========================================================================================================================
COMPOSITION OF            Par value of shares of beneficial interest                                         $     77,390
NET ASSETS                -----------------------------------------------------------------------------------------------
                          Additional paid-in capital                                                          114,615,487
                          -----------------------------------------------------------------------------------------------
                          Accumulated net realized gain on investment transactions                             18,575,748
                          -----------------------------------------------------------------------------------------------
                          Net unrealized appreciation on investments--Note 3                                   13,424,586
                                                                                                             ------------
                          Net assets                                                                         $146,693,211
                                                                                                             ============

=========================================================================================================================
NET ASSET VALUE           Class A Shares:
PER SHARE                 Net asset value and redemption price per share (based on net assets of $102,746,109 and 5,398,787 shares of beneficial
                          interest outstanding)                                                                    $19.03
                          Maximum offering price per share (net asset value plus sales
                          charge of 5.75% of offering price)                                                       $20.19

                          -----------------------------------------------------------------------------------------------
                          Class B Shares:
                          Net asset value, redemption price and offering price per share
                          (based on net assets of $30,765,729 and 1,637,492 shares of
                          beneficial interest outstanding)                                                         $18.79

                          -----------------------------------------------------------------------------------------------
                          Class C Shares:
                          Net asset value, redemption price and offering price per share
                          (based on net assets of $13,181,373 and 702,671 shares of
                          beneficial interest outstanding)                                                         $18.76

                          See accompanying Notes to Financial Statements.

9  Oppenheimer Quest Small Cap Value Fund

                   STATEMENT OF OPERATIONS   For the Year Ended October 31, 1996


-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME         Dividends (net of foreign withholding taxes of $6,932)                              $ 1,867,796
                          -----------------------------------------------------------------------------------------------
                          Interest                                                                              1,256,038
                                                                                                              -----------
                          Total income                                                                          3,123,834

=========================================================================================================================
EXPENSES                  Management fees--Note 4                                                               1,558,482
                          -----------------------------------------------------------------------------------------------
                          Distribution and service plan fees--Note 4:
                          Class A                                                                                 588,072
                          Class B                                                                                 264,640
                          Class C                                                                                 115,068
                          -----------------------------------------------------------------------------------------------
                          Transfer agent and accounting service fees--Note 4                                      235,421
                          -----------------------------------------------------------------------------------------------
                          Shareholder reports                                                                     163,557
                          -----------------------------------------------------------------------------------------------
                          Registration and filing fees:
                          Class A                                                                                  62,575
                          Class B                                                                                   9,573
                          Class C                                                                                   6,633
                          -----------------------------------------------------------------------------------------------
                          Legal and auditing fees                                                                  38,885
                          -----------------------------------------------------------------------------------------------
                          Custodian fees and expenses                                                              32,948
                          -----------------------------------------------------------------------------------------------
                          Trustees' fees and expenses                                                              24,625
                          -----------------------------------------------------------------------------------------------
                          Other                                                                                    39,366
                                                                                                              -----------
                          Total expenses                                                                        3,139,845

=========================================================================================================================
NET INVESTMENT LOSS                                                                                               (16,011)

=========================================================================================================================
REALIZED AND              Net realized gain on investments                                                     19,244,292
UNREALIZED GAIN           -----------------------------------------------------------------------------------------------
                          Net change in unrealized appreciation or depreciation on investments                  4,837,245
                                                                                                              -----------
                          Net realized and unrealized gain                                                     24,081,537

=========================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                          $24,065,526
                                                                                                              ===========

                          See accompanying Notes to Financial Statements.

10  Oppenheimer Quest Small Cap Value Fund

                                  Statements of Changes in Net Assets

                                                                                                 YEAR ENDED OCTOBER 31,
                                                                                                 1996             1995
=============================================================================================================================
OPERATIONS                   Net investment income (loss)                                         $  (16,011)     $   818,568
                             ------------------------------------------------------------------------------------------------
                             Net realized gain                                                    19,244,292        8,543,743
                             ------------------------------------------------------------------------------------------------
                             Net change in unrealized appreciation or depreciation                 4,837,245        3,040,965
                                                                                                 -----------      -----------
                             Net increase in net assets resulting from operations                 24,065,526       12,403,276

=============================================================================================================================
DIVIDENDS AND                Dividends from net investment income:
DISTRIBUTIONS TO             Class A                                                                (758,969)              --
SHAREHOLDERS                 Class B                                                                 (44,363)              --
                             Class C                                                                 (29,083)              --
                             ------------------------------------------------------------------------------------------------
                             Distributions from net realized gain:
                             Class A                                                              (6,609,655)      (3,010,761)
                             Class B                                                              (1,335,461)        (434,007)
                             Class C                                                                (506,878)         (91,772)

=============================================================================================================================
BENEFICIAL INTEREST          Net increase (decrease) in net assets resulting from beneficial interest
TRANSACTIONS                 transactions--Note 2:
                             Class A                                                             (24,805,861)     (11,016,993)
                             Class B                                                               4,861,970        6,073,460
                             Class C                                                               3,040,987        5,301,995

=============================================================================================================================
NET ASSETS                   Total increase (decrease)                                            (2,121,787)       9,225,198
                             ------------------------------------------------------------------------------------------------
                             Beginning of period                                                 148,814,998      139,589,800
                                                                                                ------------     ------------
                             End of period (including undistributed net investment income
                             of $817,130 in 1995)                                               $146,693,211     $148,814,998
                                                                                                ============     ============

                             See accompanying Notes to Financial Statements.

11  Oppenheimer Quest Small Cap Value Fund

                  FINANCIAL HIGHLIGHTS

                                                      CLASS A
                                                      --------------------------------------------------------------------------
                                                      YEAR ENDED OCTOBER 31,
                                                      1996(2)       1995              1994              1993                1992
================================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                  $17.31          $16.33            $17.68            $14.60          $13.52
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             .03             .11(3)           (.03)(3)          (.04)(3)          --(3)
Net realized and unrealized gain                        2.79            1.29               .01              4.26            1.50
                                                   ---------         -------           -------           -------        --------
Total income (loss) from
  investment operations                                 2.82            1.40              (.02)             4.22            1.50
--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.11)              --               --                --              --
Distributions from net realized gain                    (.99)           (.42)            (1.33)            (1.14)           (.42)
                                                   ---------         -------           -------           -------        --------
Total dividends and distributions to shareholders      (1.10)           (.42)            (1.33)            (1.14)           (.42)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $19.03          $17.31            $16.33            $17.68          $14.60
                                                   =========         =======           =======           =======        ========
================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                    17.17%           8.82%             0.04%            30.21%          11.60%

================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $102,746        $116,307          $120,102          $104,898         $39,693
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $117,765        $119,440          $115,276           $75,500         $32,551
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                            0.11%           0.67%            (0.14)%           (0.36)%         (0.04)%
Expenses                                                1.90%           1.80%             1.88%             1.89%           2.11%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                              70.4%           76.0%             67.0%             74.0%           95.0%
Average brokerage commission rate(7)                 $0.0515              --                --                --              --

                  1. For the period from September 1, 1993 (inception of offering) to October 31, 1993.
                  2. On November 22, 1995, OppenheimerFunds, Inc. became the investment adviser to the Fund.
                  3. Based on average shares outstanding for the period.
                  4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

12  Oppenheimer Quest Small Cap Value Fund

CLASS B                                                                  CLASS C
-----------------------------------------------------------              -----------------------------------------------------
YEAR ENDED OCTOBER 31,                                                   YEAR ENDED OCTOBER 31,
1996(2)           1995              1994            1993(1)              1996(2)         1995            1994           1993(1)
==============================================================================================================================
 $17.11            $16.24            $17.66         $17.19               $17.11          $16.23          $17.67         $17.19
------------------------------------------------------------------------------------------------------------------------------
   (.06)              .02(3)           (.11)(3)       (.02)(3)             (.05)            .01(3)         (.13)(3)       (.02)(3)
   2.76              1.27               .02            .49                 2.75            1.29             .02            .50
-------           -------           -------        -------             --------         -------         -------        -------
   2.70              1.29              (.09)           .47                 2.70            1.30            (.11)           .48

------------------------------------------------------------------------------------------------------------------------------

   (.03)               --                --             --                 (.06)             --              --             --
   (.99)             (.42)            (1.33)            --                 (.99)           (.42)          (1.33)            --
-------           -------           -------        -------             --------         -------         -------        -------
  (1.02)             (.42)            (1.33)            --                (1.05)           (.42)          (1.33)            --
------------------------------------------------------------------------------------------------------------------------------
 $18.79            $17.11            $16.24         $17.66               $18.76          $17.11          $16.23         $17.67
=======           =======           =======        =======             ========         =======         =======        =======

==============================================================================================================================
  16.57%             8.17%            (0.39)%         2.73%               16.55%           8.24%          (0.51)%         2.79%

==============================================================================================================================

$30,766           $23,440           $16,144         $1,754              $13,181          $9,068          $3,344           $235
------------------------------------------------------------------------------------------------------------------------------
$26,478           $20,105            $9,401           $934              $11,501          $6,114          $1,381           $138
------------------------------------------------------------------------------------------------------------------------------

  (0.37)%            0.09%            (0.70)%        (1.15)%(5)           (0.40)%          0.08%          (0.81)%        (1.20)%(5)
   2.38%             2.37%             2.48%          2.57%(5)             2.40%           2.38%           2.59%          2.57%(5)
------------------------------------------------------------------------------------------------------------------------------
   70.4%             76.0%             67.0%          74.0%                70.4%           76.0%           67.0%          74.0%
$0.0515                --                --             --              $0.0515              --              --             --

5. Annualized.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1996 were $96,608,078 and $113,296,341, respectively.
7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.
See accompanying Notes to Financial Statements.


13  Oppenheimer Quest Small Cap Value Fund

                           NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

                           Oppenheimer Quest Small Cap Value Fund (the Fund), formerly named Quest for Value Small Capitalization Fund, a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation through investments in a diversified portfolio which under normal conditions will have at least 65% of its assets invested in equity securities of companies with market capitalizations under $1 billion. On November 22, 1995, OCC Distributors (previously Quest for Value Distributors), OpCap Advisors (previously
                           Quest for Value Advisors) and their parent
                           Oppenheimer Capital consummated a transaction with OppenheimerFunds, Inc. (the Manager), which resulted in the sale to the Manager of certain mutual fund assets of OCC Distributors and OpCap Advisors including the transfer of Quest for Value Funds and the use of the name "Quest for Value." As part of the transaction, the Fund entered into an investment advisory agreement with the Manager and the Manager entered into a sub-advisory agreement with OpCap Advisors (the former Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and
                           Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of
                           significant accounting policies consistently
                           followed by the Fund.
                           -----------------------------------------------------
                           INVESTMENT VALUATION. Portfolio securities are
                           valued at the close of the New York Stock Exchange
                           on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
                           -----------------------------------------------------
                           ALLOCATION OF INCOME, EXPENSES, AND GAINS AND
                           LOSSES. Income, expenses (other than those
                           attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
                           -----------------------------------------------------
                           FEDERAL TAXES. The Fund intends to continue to
                           comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
                           -----------------------------------------------------
                           DISTRIBUTIONS TO SHAREHOLDERS. Dividends and
                           distributions to shareholders are recorded on the ex-dividend date.
                           -----------------------------------------------------
                           CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain
                           (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

                                        During the year ended October 31, 1996,
                           the Fund adjusted the classification of net investment income and capital gain (loss) to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1996, amounts have been reclassified to reflect a decrease in accumulated net realized gain on investments of $31,296. Net investment income was decreased by the same amount.

14  Oppenheimer Quest Small Cap Value Fund

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

                           OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                                        The preparation of financial statements
                           in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF
   BENEFICIAL INTEREST

                           The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                                     Year Ended October 31, 1996    Year Ended October 31, 1995
                                                                     ----------------------------   ----------------------------
                                                                     Shares          Amount         Shares        Amount
                           -----------------------------------------------------------------------------------------------------
                           Class A:
                           Sold                                         1,937,231      $35,893,632    2,307,655     $38,194,245
                           Dividends and distributions reinvested         420,196        7,076,100      181,647       2,840,961
                           Redeemed                                    (3,676,057)     (67,775,591)  (3,125,095)    (52,052,199)
                                                                       ----------     ------------   ----------    ------------
                           Net decrease                                (1,318,630)    $(24,805,859)    (635,793)   $(11,016,993)
                                                                       ==========     ============   ==========    ============
                           -----------------------------------------------------------------------------------------------------
                           Class B:
                           Sold                                           551,514      $10,124,916      620,242     $10,160,304
                           Dividends and distributions reinvested          78,798        1,315,750       26,272         408,265
                           Redeemed                                      (362,432)      (6,578,696)    (271,244)     (4,495,109)
                                                                       ----------     ------------   ----------    ------------
                           Net increase                                   267,880       $4,861,970      375,270      $6,073,460
                                                                       ==========     ============   ==========    ============
                           -----------------------------------------------------------------------------------------------------
                           Class C:
                           Sold                                           389,343       $7,061,411      389,503      $6,393,572
                           Dividends and distributions reinvested          31,101          518,457        5,721          88,907
                           Redeemed                                      (247,719)      (4,538,881)     (71,284)     (1,180,484)
                                                                       ----------     ------------   ----------    ------------
                           Net increase                                   172,725       $3,040,987      323,940      $5,301,995
                                                                       ==========     ============   ==========    ============
===============================================================================================================================

3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

                           At October 31, 1996, net unrealized appreciation on investments of $13,424,586 was composed of gross appreciation of $19,225,136, and gross depreciation of $5,800,550.

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

                           Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% on the first $400 million of average annual net assets, 0.90% on the next $400 million and 0.85% on net assets in excess of $800 million. Prior to November 22, 1995, management fees were paid to the former Manager at an annual rate of 1.00% of the Fund's average net assets. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses. The Manager acts as the accounting agent for the Fund at an annual fee of $55,000, plus out-of-pocket costs and expenses reasonably incurred. Prior to November 22, 1995, accounting service fees were paid monthly to the former Manager.

                                        Effective November 22, 1995, the
                           Manager pays OpCap Advisors (the Sub-Adviser) based on the fee schedule set forth in the Prospectus. For the period ended October 31, 1996, the Manager paid $581,663 to the Sub-Adviser.

                                        For the year ended October 31, 1996,
                           commissions (sales charges paid by investors) on sales of Class A shares totaled $297,166, of which $115,180 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $317,703 and $58,943, of which $5,034 was paid to an affiliated broker/dealer for Class B. During the year ended October 31, 1996, OFDI received contingent deferred sales charges of $99,115 and $3,583, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

15  Oppenheimer Quest Small Cap Value Fund

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES
   (CONTINUED)

                           OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. The Fund pays OFS an annual maintenance fee of $14.85 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the period ended October 31, 1996, the Fund paid OFS $169,511.

                                        The Fund has adopted a Distribution and
                           Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Both fees are computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. During the period ended October 31, 1996, OFDI paid $1,102 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses.

                                        The Fund has adopted compensation type
                           Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended October 31, 1996, OFDI retained $206,892 and $65,837, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. At October 31, 1996, OFDI had incurred unreimbursed expenses of $82,925 for Class B and $36,379 for Class C.

================================================================================
5. ILLIQUID AND RESTRICTED
   SECURITIES

                           At October 31, 1996, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at October 31, 1996 was $3,437,853, which represents 2.34% of the Fund's net assets. Information concerning restricted securities is as follows:

                                                                                                               VALUATION PER UNIT
                           SECURITY                              ACQUISITION DATES          COST PER UNIT      AS OF OCT. 31, 1996
                           --------------------------------------------------------------------------------------------------------
                           Security Capital Realty, Inc.         7/29/93--1/19/94           $683.92          $1,082.40
                           --------------------------------------------------------------------------------------------------------
                           Security Capital Realty, Inc.,
                             12% Cv. Sub. Debs., 6/30/14         7/1/94                       94.26             103.48
                           --------------------------------------------------------------------------------------------------------
                           Security Capital Realty, Inc.,
                             12% Cv. Sub. Debs.
                           Interest Shares, 6/30/14              1/1/95--6/30/96             100.00             100.00

16  Oppenheimer Quest Small Cap Value Fund

                           REPORT OF INDEPENDENT ACCOUNTANTS

================================================================================
                           To the Board of Trustees and Shareholders of Oppenheimer Quest Small Cap Value Fund

                           In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Small Cap Value Fund (formerly Quest for Value Small Capitalization Fund, one of the portfolios constituting Oppenheimer Quest for Value Funds, formerly Quest for Value Family of Funds, hereafter referred to as the Fund) at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.


                           Price Waterhouse LLP

                           Denver, Colorado
                           November 21, 1996

17  Oppenheimer Quest Small Cap Value Fund

                           FEDERAL INCOME TAX INFORMATION   (Unaudited)

================================================================================
                           In early 1997 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                                        Distributions of $1.1073, $1.0263 and
                           $1.0503 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 21, 1995, of which, for each class of shares, $0.8052 was designated as a capital gain distribution" for federal income tax purposes.
                           Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

                                        Dividends paid by the Fund during the
                           fiscal year ended October 31, 1996 which are not designated as capital gain distributions should be multiplied by 22.28% to arrive at the net amount eligible for the corporate dividend-received deduction.

                                        The foregoing information is presented
                           to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

18  Oppenheimer Quest Small Cap Value Fund

                           OPPENHEIMER QUEST SMALL CAP VALUE FUND

                           A Series of Oppenheimer Quest for Value Funds

================================================================================
OFFICERS AND TRUSTEES      Bridget A. Macaskill, Chairman of the Board of
                             Trustees and President
                           Paul Y. Clinton, Trustee
                           Thomas W. Courtney, Trustee
                           Lacy B. Herrmann, Trustee
                           George Loft, Trustee
                           Robert C. Doll, Jr., Vice President
                           George C. Bowen, Treasurer
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer
                           Andrew J. Donohue, Secretary
                           Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISER         OppenheimerFunds, Inc.

================================================================================
SUB-ADVISER                OpCap Advisors

================================================================================
DISTRIBUTOR                OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER   OppenheimerFunds Services
SERVICING AGENT

================================================================================
CUSTODIAN OF               State Street Bank and Trust Company
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT ACCOUNTANTS    Price Waterhouse LLP

================================================================================
LEGAL COUNSEL              Gordon Altman Butowsky Weitzen Shalov & Wein

                           This is a copy of a report to shareholders of Oppenheimer Quest Small Cap Value Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Small Cap Value Fund. For material information concerning the Fund, see the Prospectus.

                           Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

19  Oppenheimer Quest Small Cap Value Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET

 1-800-525-7048


TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

 1-800-852-8457


PHONELINK
24 hours a day, automated
information and transactions

 1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
 1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

 1-800-835-3104

RA0251.001.1096       December 31, 1996

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OppenheimerFunds Services

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        So call us today--we're here to help.

[OPPENHEIMERFUNDS LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

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Bulk Rate
U.S. Postage
PAID
Permit No. 130
Torrington, CT
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